Dear Shareholder:

We are pleased to enclose the semi-annual report of the operations of the South Dakota Tax-Free Fund, Inc. for the six months ended June 30, 1999.
The Fund's portfolio and related financial statements are presented within for your review.

As we end the first half of 1999, stabilizing global economies and the U.S. economy growing at what many economists believe is an unsustainable pace has lead the Federal Reserve to raise short-term interest rates a quarter of a percentage point. Strong consumer spending and a tight labor market were the primary factors for Mr. Greenspan's pre-emptive strike against a rise in inflation. Typically, a higher fed funds rate - the rate at which banks borrow from each other overnight - means higher rates for things such as mortgage loans, credit cards and savings accounts.

Anticipations of a Federal Reserve tightening have seen yields on the benchmark 30-year Treasury bond rise from a January yield of 5.07% to 5.97%.

Tax-free municipal yields have also risen from 5.06% to 5.33% on AAA rated bonds. This slower rise compared to Treasuries can be attributed to investor demand for tax-free bonds.

The South Dakota Tax-Free Fund, Inc. began the year at $10.38 and closed the six month period at $10.14. In anticipation of stronger economic growth, the South Dakota Tax-Free Fund, Inc. at times during the period utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose throughout the first half of the year. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Purchases during the first six months include South Dakota Student Loans, South Dakota Housing, and South Dakota State Building Authority issues.

Income exempt from federal and South Dakota income taxes with preservation of capital remain the chief objectives of the Fund.

Sincerely,




Monte L. Avery                            Robert E.Walstad
Chief Portfolio Strategist                President


Terms & Definitions
-------------------

Average Annual Total Return
   A standardized measurement of the return (yield and appreciation) earned by The fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
   A charge applied at the time of redemption, assuming redemption at the end of the period.

Coupon Rate or Face Rate
   The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
   Actual (or estimated) price at which a bond trades in the market place.

Maturity
   A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charges.

Quality Ratings
   A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate Investment grade securities. Ratings can range from a high of "AAA" to a Low of "D".

Total Return
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Ratings
(Based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA            39.8
AA             11.7
A              26.3
BBB             4.1
NR             18.1

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
H-Housing                    20.0
HC-Health Care               18.7
I-Industrial                 16.5
GO-General Obligation        16.0
S-School                     10.5
C/L-C.O.P./Lease              6.9
U-Utilities                   5.8
O-Other                       3.5
T-Transportation              2.1

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.





Comparative Index Graph
-----------------------
[line graph]

           Comparison of change in value of a $10,000 investment in the South Dakota Tax-Free Fund and the Lehman Brothers Municipal Bond Index

                South Dakota                  Lehman Brothers
                Tax-Free Fund                 Municipal Bond Index
                w/o CDSC
------------------------------------------------------------------
4/5/1994          $10,000                         $10,000
1994              $10,280                         $10,034
1995              $11,459                         $11,786
1996              $12,212                         $12,309
1997              $12,835                         $13,442
1998              $13,334                         $14,313
6/30/99           $13,343                         $14,184

Average Annual Total Returns
----------------------------
                          For periods ending June 30, 1999
                          --------------------------------
                                                      Since Inception
                     1 year          5 year           (April 5, 1994)
                     ------------------------------------------------
Without CDSC          2.41%          5.42%                 5.66%
With CDSC            (1.50)%         N/A                    N/A

Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in South Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------
12-31-98 NAV (share value)         $10.38
06-30-99 NAV                       $10.14
Average Maturity                    18.3 years
Number of Issues                    35
Total Net Assets                   $7,315,562

Schedule of Investments June 30, 1999 (Unaudited)

Name of Issuer

Percentages represent
the market value of each                                Rating
investment category to total                           (Moody's/       Coupon                          Principal          Market
net assets                                                S&P)          Rate         Maturity           Amount             Value
--------------------------------------------------------------------------------------------------------------------------------
South Dakota Municipal Bonds  (96.6%)

Belle Fourche, SD School Dist. #9-1 G.O. FSA           Aaa/NR         5.500%         01/15/18         $100,000          $101,691
Dakota Valley, SD (N. Sioux City)
School Dist. #61-8 G.O.                                 NR/NR         6.000          07/01/12          100,000           100,852
Dakota Valley, SD (N. Sioux City)
School Dist. #61-8 G.O.                                 NR/NR         5.650          07/01/14          200,000           198,796
#Grant Cty., SD (Northwestern Public. Svc.) PCR MBIA   Aaa/AAA        5.900          06/01/23          400,000           415,752
Hamlin, SD School District #28-3 G.O.                   NR/NR         5.000          12/15/14          105,000           102,184
Hamlin, SD School District #28-3 G.O.                   NR/NR         5.700          10/01/15          120,000           119,419
#Heartland Consumers Power  Dist., Elec. Rev. FSA      Aaa/AAA        6.000          01/01/09          200,000           222,368
Henry, SD School Dist. #14-2 School Blding. G.O.        NR/NR         6.450          01/01/12           75,000            80,612
Minnehaha Cty., SD C.O.P.'s                             Aa/NR         6.000          12/01/12          100,000           105,298
Mitchell, SD School Dist. #17-2 C.O.P.'s                NR/A          6.200          01/15/13           60,000            64,563
Newell, SD School Dist. #09-2                           NR/NR         6.000          01/01/17          300,000           309,540
Northwestern School Dist. #56-3 C.O.P.'s                NR/A          6.800          01/15/13          100,000           111,053
Pierre, SD Sales Tax Ref. Rev.                          NR/NR         6.000          10/01/14          200,000           206,550
Rapid City, SD Parking Rev.                          Baa-1/NR         5.700          12/01/18          150,000           150,048
Rapid City, SD School Dist. #51-4 MBIA                 Aaa/AAA        6.200          01/01/12          100,000           107,038
SD (Education Loans, Inc.) Student Loan Rev. Gtd.        A/NR         5.600          06/01/20          350,000           343,966
SD Conservancy Dist. (State Revolving Fund) Rev.      Aa-3/NR         5.625          08/01/17          200,000           203,632
SD Economic Dev. Fin. Auth. (D.T.S. Inc Project)        NR/A          5.500          04/01/19          300,000           293,517
*SD Hlth. & Educ. Auth. (Crippled Childrens) Rev.       NR/A+         7.100          07/01/09          260,000           260,000
*SD Hlth. & Educ. Auth. (St. Luke's/Midland)
Rev. MBIA                                              Aaa/AAA        6.625          07/01/11          250,000           265,580
SD Hlth. & Educ. Auth. (Vocational Educ.) Rev.         A-1/A+         6.700          08/01/22          150,000           164,606
SD Hlth. & Educ. Facs. Auth. (Huron Regl. Medl. Ctr.)   NR/BBB        7.250          04/01/20          125,000           136,389
SD Hlth. & Educ. Facs. Auth.
(Univ. of Sioux Falls) Rev.                             NR/NR         7.100          04/01/15          150,000           162,755
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl. Hosp.)  Aaa/AAA        5.000          09/01/22          400,000           381,628
SD Hsg. Devl. Auth. Homeownership Mrtge.              Aa-1/AAA        6.550          05/01/14           90,000            95,720
SD Hsg. Devl. Auth. Homeownership Mrtge.              Aa-1/AAA        6.600          05/01/17          180,000           190,015
SD Hsg. Devl. Auth. Homeownership Mrtge.              Aa-1/AAA        6.000          05/01/21          200,000           205,638
SD Hsg. Devl. Auth. Homeownership Mrtge.              Aa-1/AAA        6.100          05/01/17          100,000           105,429
SD Hsg. Devl. Auth. Homeownership Mrtge.              Aa-1/AAA        5.400          05/01/24          400,000           397,424
SD Hsg. Devl. Auth. Homeownership Mrtge.              Aa-1/AAA        5. 25          05/01/27          100,000            98,147
SD Hsg. Devl. Auth. Rev.                                Aa/NR         6.700          04/01/20          365,000           368,190
SD State Bldg. Auth. Rev.                              A-1/A+         5.125          09/01/19          300,000           291,456
SD State Lease Rev. C.O.P.'s  FSA                      Aaa/AAA        6.500          09/01/08          200,000           226,734
*SD Student Loan Finance  Corp. Student Loan Notes       A/NR         6.550          08/01/20          300,000           324,738
Sioux Falls, SD School Dist. #49-5 G.O.                 Aa/NR         5.500          07/01/20          150,000           152,340
                                                                                                                      ----------
SOUTH DAKOTA MUNICIPAL BONDS (COST: $6,861,198)                                                                       $7,063,667
                                                                                                                      ----------
SHORT-TERM SECURITIES (2.0%)
 Federated Tax-Free Fund 15                                                                                              $15,079
 Federated Intermediate Municipal Trust 78                                                                               131,543
                                                                                                                      ----------
TOTAL SHORT-TERM SECURITIES (COST: $149,544)                                                                            $146,622
                                                                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES (COST: $7,010,742)                                                                    $7,210,289
OTHER ASSETS LESS LIABILITIES                                                                                            105,273
                                                                                                                      ----------

NET ASSETS                                                                                                            $7,315,562
                                                                                                                      ==========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1999

Statement of Assets and Liabilities June 30, 1999 (Unaudited)
-------------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $7,010,742)                     $7,210,289
     Receivable for fund shares sold                                                16,708
     Accrued dividends receivable                                                      596
     Accrued interest receivable                                                   125,913
     Prepaid expenses                                                                2,425
                                                                                ----------
        Total Assets                                                            $7,355,931
                                                                                ----------


LIABILITIES
     Dividends payable                                                             $32,031
     Accrued expenses                                                                8,338
                                                                                ----------
        Total Liabilities                                                          $40,369
                                                                                ----------
NET ASSETS                                                                      $7,315,562
                                                                                ==========

Net assets are represented by:
     Capital stock outstanding, at par                                                $722
     Additional paid-in capital                                                  7,269,211
     Accumulated undistributed net realized gain (loss) on investments            (153,918)
     Unrealized appreciation on investments                                        199,547
                                                                                ----------
          Total amount representing net assets applicable to
          721,640 outstanding shares of $.001 par value
          common stock (200,000,000  shares authorized)                         $7,315,562
                                                                                ==========
Net asset value per share                                                           $10.14
                                                                                ==========

Statement of Operations for the six months ended June 30, 1999 (Unaudited)
---------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                                                       $207,915
    Dividends                                                         5,206
                                                                   --------
         Total Investment Income                                   $213,121
                                                                   --------

EXPENSES
    Investment advisory fees                                        $23,066
    Distribution fees (12b-1)                                        28,464
    Custodian fees                                                    1,458
    Transfer agent fees                                               6,160
    Accounting service fees                                          14,069
    Professional fees                                                 2,850
    Reports to shareholders                                             650
    Directors fees                                                      921
    Transfer agent out of pockets                                       510
    License, fees, and registrations                                    250
    Insurance expense                                                   259
                                                                   --------
        Total Expenses                                              $78,657
     Less expenses waived or absorbed
     by the Fund's manager                                         (29,358)
                                                                   --------
         Total Net Expenses                                         $49,299
                                                                   --------
NET INVESTMENT INCOME                                              $163,822
                                                                   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions                                         $11,663
    Futures transactions                                             53,833
    Net change in unrealized appreciation (depreciation) of:
    Investments                                                   (205,745)
    Futures                                                        (17,802)
                                                                   --------
         Net Realized And Unrealized Gain (Loss)
         On Investments and Futures                              $(158,051)
                                                                   --------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                            $5,771
                                                                   ========

The accompanying notes are an integral part of these financial statements.


Financial Statements June 30, 1999


Statement of Changes in Net Assets for the six months ended
June 30, 1999, and the year ended December 31, 1998
------------------------------------------------------------

                                                                   For the Six Months                       For the
                                                                   Ended June 30, 1999                      Year Ended
                                                                   (Unaudited)                              December 31, 1998
                                                                   ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                          $163,822                                          $324,950
    Net realized gain (loss) on investment
    and futures transactions                                         65,496                                          (83,556)
    Net change in unrealized appreciation (depreciation)
    on investments and futures                                     (223,547)                                           48,337
                                                                 ------------------------------------------------------------
         Net Increase (Decrease) in Net Assets
         Resulting From Operations                                   $5,771                                          $289,731
                                                                 ------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment
    income ($.22 and $.46 per share, respectively)                $(163,822)                                       $(324,950)
    Return of capital distributions
    ($.03 and $.05 per share, respectively)                         (18,845)                                         (37,238)
    Distributions from net realized gain
    on investment and futures transactions                                0                                                 0
                                                                 ------------------------------------------------------------
         Total Dividends and Distributions                        $(182,667)                                       $(362,188)
                                                                 ------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                   $332,929                                        $1,063,581
    Proceeds from reinvested dividends                              126,947                                           230,313
    Cost of shares redeemed                                        (715,676)                                        (803,533)
                                                                 ------------------------------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                         $(255,800)                                         $490,361
                                                                 ------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           $(432,696)                                         $417,904

NET ASSETS, BEGINNING OF PERIOD                                   7,748,258                                         7,330,354
                                                                 ------------------------------------------------------------
NET ASSETS, END OF PERIOD                                        $7,315,562                                        $7,748,258
                                                                 ============================================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1999 (Unaudited)


Note 1.ORGANIZATION

       South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the Stateof North Dakota on October 1, 1993, and commenced operations on April 5, The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

       Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

       The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

       Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1999, a net capital loss carry forward totaling $201,612, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

       Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

       Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

       Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.


       A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin

       Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

       Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.


       Note 3.     CAPITAL SHARE TRANSACTIONS

       As of June 30, 1999, there were 200,000,000 shares of $.001 par value authorized; 721,640 and 746,382 shares were outstanding at June 30, 1999, and December 31, 1998, respectively. Transactions in capital shares were as follows:

                                             Shares
                           ----------------------------------------------------
                           For the Six Months                For the
                           Ended June 30, 1999               Year Ended
                            (Unaudited)                      December 31, 1998
                           ----------------------------------------------------
Shares sold                   32,275                           102,248
Shares issued on
reinvestment of dividends     12,275                            22,109
Shares redeemed              (69,292)                          (76,966)
                            ---------------------------------------------------
Net increase (decrease)      (24,742)                           47,391
                            ===================================================

Note 4.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

       The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60%
       of the Fund's average daily net assets. The Fund has recognized $3,328 of investment advisory fees after partial waiver for the six months ended June 30, 1999. The Fund has a payable to ND Money Management, Inc. of $65 at June 30, 1999 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

       The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $18,845 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1999. The Fund has a payable to Capital of $3,112 at June 30, 1999 for 12b-1 fees.

       ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $6,160 of transfer agency fees for the six months ended June 30, The Fund has a payable to ND Resources, Inc. of $1,053 at June 30, 1999 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $14,069 of accounting service fees for the six months ended June 30, 1999. The Fund has a payable to ND Resources, Inc. of $2,465 at June 30, 1999 for accounting service fees.

Note 5.INVESTMENT SECURITY TRANSACTIONS

       The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,354,195 and $1,182,624, respectively, for the six months ended June 30, 1999.

Note 6.INVESTMENT IN SECURITIES

       At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $7,010,742 and the net unrealized appreciation of investments based on the cost was $199,547, which is comprised of $241,577 aggregate gross unrealized appreciation and $42,030 aggregate gross unrealized depreciation.


Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                              For the                                                                For The
                                              Six Months      For The      For The      For The      For The       Period Since
                                              Ended June        Year         Year         Year         Year         Inception
                                              30, 1999          Ended        Ended        Ended        Ended      (April 5,1994)
                                               Dec. 31,        Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,      Through Dec
                                             (Unaudited)        1998         1997         1996         199531,          1994
                                             -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $10.38           $10.49       $10.50       $10.39       $9.86          $10.00
                                             -----------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                       $.22             $.46         $.53         $.52        $.55            $.39
     Net realized and unrealized gain (loss) on
     investment and futures transactions         (.21)            (.06)         .03          .14         .55            (.11)
                                             -----------------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations                   $.01             $.40         $.56         $.66       $1.10            $.28
                                             ------------------------------------------------------------------------- ---------
Less Distributions:
     Dividends from net investment income       $(.22)           $(.46)       $(.53)       $(.52)      $(.55)          $(.39)
     Return of capital distributions             (.03)            (.05)        (.04)        (.03)       (.02)           (.02)
     Distributions from net realized gain         .00              .00          .00          .00         .00            (.01)
                                              ----------------------------------------------------------------------------------
         Total Distributions                    $(.25)           $(.51)       $(.57)       $(.55)      $(.57)          $(.42)
                                              ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.14           $10.38       $10.49       $10.50      $10.39           $9.86
                                              ==================================================================================

Total Return                                      .14%(A)(B)      3.88%(A)     5.10%(A)     6.58%(A)   11.47%(A)     3.72%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands)     $7,316         $7,748       $7,330       $6,397      $5,163          $2,890
     Ratio of net expenses (after expense
     assumption) to average net assets           1.30%(B)(C)      1.30%(c)     1.17%(C)     0.93%(C)    0.61%(C)     0.46%(B)(C)
     Ratio of net investment income
     to average net Assets                       4.32%(B)         4.36%        4.70%        5.01%       5.35%        5.62%(B)
     Portfolio turnover rate                    16.11%           15.75%        3.35%        2.47%       0.66%       31.32%

(A)     Excludes contingent deferred sales charge of 4%.
(B)     Ratio is annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $29,358, $55,713, $68,538, $54,598, $37,053, and $24,509,
        respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.08%, 2.05%, 2.16%, 1.88%, 1.51% and 2.15%, respectively.

The accompanying notes are an integral part of these financial statements.